UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2023

MITEK SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35231	87-0418827
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100
San Diego,	California		92101
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 269-6800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MITK	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.
On December 18, 2023, Mitek Systems, Inc. (the “Company”) received a delisting determination from the Listing Qualifications Department (“Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company is not in compliance with Nasdaq Listing Rule 5250(c) (the “Rule”), as a result of the Company’s failure to file its Annual Report on Form 10-K for year ended September 30, 2023 in a timely manner, which serves as a basis for delisting the Company’s securities from Nasdaq.
As previously reported, the Company is subject to a Mandatory Panel Monitor for a period of one year, or until November 6, 2024, which requires the Staff to promptly issue a delisting determination in the event that the Company fails to maintain compliance with the Rule. The Company has the opportunity to request a new hearing with the Hearings Panel (the “Panel”), by 4:00 p.m. Eastern Time on December 26, 2023, which it intends to do. The hearing request will automatically stay any trading suspension or delisting action for 22 calendar days from the date of the notice of non-compliance; pursuant to the Nasdaq Listing Rules, if a deadline falls on a weekend or federal holiday (i.e. Christmas), it is automatically extended to the next business day. Notwithstanding, Nasdaq has a procedure that allows the Company to request an extension of the stay through the hearing date and the expiration of any additional extension period granted by the Panel following the hearing, and the Company plans to make such request.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Mitek Systems, Inc. on December 18, 2023
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mitek Systems, Inc.

December 18, 2023	By:	/s/ Fuad Ahmad
Fuad Ahmad
Interim Chief Financial Officer